COLUMBIA ACORN TRUST

                          COLUMBIA ACORN INTERNATIONAL
                               COLUMBIA ACORN USA

                      Supplement dated June 15, 2005 to the
              Statement of Additional Information dated May 1, 2005

     Effective immediately, the board of trustees of Columbia Acorn Trust has adopted the following non-fundamental investment restriction with respect to each of Columbia Acorn USA and Columbia Acorn International:

     The Fund may not acquire securities of other registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the Investment Company Act of 1940.




                                                            SUP-47/87801-0605